Scudder
Gold
Fund


Semiannual Report
December 31, 1997


Pure No-Load(TM) Funds


A mutual fund which seeks maximum return consistent with investing primarily in a portfolio of gold-related equity securities and gold.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                                Scudder Gold Fund

--------------------------------------------------------------------------------
Date of Inception:  9/2/88   Total Net Assets as of        Ticker Symbol:  SCDGX
                             12/31/97: $120 million
--------------------------------------------------------------------------------

o Gold and gold stocks endured a difficult period during Scudder Gold Fund's most recent semiannual period ended December 31, 1997, as central bank sales continued to buffet gold prices.


o The Fund's total return for the six-month period was -28.55%. This return is modestly more favorable than the -29.03% return of the Fund's peers as tracked by Lipper Analytical Services, Inc.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Total Returns for Gold and Gold Funds
Periods ended December 31 1997

BAR CHART DATA:

 ---------------------------------------------------------
                     Six months          Twelve months
 ---------------------------------------------------------

   Gold bullion,
   London p.m. fix        -13.26              -21.41

   Platinum, free
   market price           -15.58              -1.76

   Toronto Stock
   Exchange Gold
   Index                  -23.20              -43.56

   Johannesburg
   (South Africa)
   Stock Exchange
   Gold Index             -16.92              -46.77

   Lipper Average for
   Gold-Oriented Funds    -29.03              -42.02

   Scudder
   Gold Fund              -28.55              -40.84



                                Table of Contents

   3  Letter from the Fund's President    19  Financial Highlights
   4  Performance Update                  20  Notes to Financial Statements
   5  Portfolio Summary                   25  Report of Independent Accountants
   6  Portfolio Management Discussion     26  Shareholder Meeting Results
   9  Glossary of Investment Terms        28  Officers and Directors
  10  Investment Portfolio                29  Investment Products and Services
  16  Financial Statements                30  Scudder Solutions


                             2 - Scudder Gold Fund

                        Letter from the Fund's President

Dear Shareholders,

     Gold and gold stocks endured a difficult period during Scudder Gold Fund's most recent semiannual period ended December 31, 1997. The Fund's return for the period was -28.55%, while gold bullion declined -13.26% and the Lipper Gold Fund Index returned -29.03%. As outlined in the Portfolio Management Discussion beginning on page, central bank sales of gold -- in particular by countries attempting to meet European Monetary Union budget standards or seeking Holocaust reparation funds -- have sent gold prices reeling. During the period, Scudder Gold Fund moved substantially into established Tier I companies to increase liquidity and diversification and reduced exposure to exploration (Tier IV and V) stocks. The Fund diversified further by purchasing undervalued Australian gold stocks.

     There is evidence that gold continues to fulfill its historical function as a portfolio diversifier. Despite the unfavorable conditions of the most recent six-month period, it is instructive to note that when the Dow dipped sharply last October, gold prices temporarily surged.

     For those of you who are interested in new Scudder products, we recently introduced a new industry sector fund, Scudder Financial Services Fund. One of Scudder's Choice Series sector funds, the Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad. In addition, two other Choice Series funds will be launched on March 2: Scudder Health Care Fund, seeking long-term growth from health care companies located around the world, and Scudder Technology Fund, pursuing long-term growth by investing in companies that develop, produce, or distribute technology.

     Finally, as you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     If you have any questions regarding Scudder Gold Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Gold Fund

                             3 - Scudder Gold Fund

PERFORMANCE UPDATE as of December 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                            Total Return
Period          Growth     --------------
Ended             of                Average
12/31/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER GOLD FUND
--------------------------------------------
1 Year         $  5,916     -40.84%  -40.84%
5 Year         $ 13,055      30.55%    5.48%
Life of Fund   $  9,377      -6.23%   -0.69%

--------------------------------------------
S & P  INDEX
--------------------------------------------
1 Year         $ 13,338      33.38%   33.38%
5 Year         $ 25,160     151.60%   20.25%
Life of Fund   $ 46,472     364.72%   18.05%
--------------------------------------------
*The Fund commenced operations on September 2, 1988.
 Index comparisons begin September 30, 1998.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER GOLD FUND
Year            Amount
----------------------
9/88*          $10,000
'88            $ 9,659
'89            $10,690
'90            $ 8,908
'91            $ 8,291
'92            $ 7,541
'93            $12,026
'94            $11,129
'95            $12,595
'96            $16,640
'97            $ 9,845

S & P 500 INDEX
Year            Amount
----------------------
9/88*          $10,000
'88            $10,307
'89            $13,572
'90            $13,151
'91            $17,157
'92            $18,470
'93            $20,330
'94            $20,598
'95            $28,337
'96            $34,843
'97            $46,472

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31


                        1989     1990     1991     1992     1993     1994     1995     1996     1997
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $ 12.12  $ 10.10  $  9.40  $  8.55  $ 13.36  $ 11.71  $ 11.53  $ 12.68  $  7.36
INCOME DIVIDENDS..   $   .01  $    --  $    --  $    --  $   .24  $   .25  $  1.08  $  2.39  $   .14
CAPITAL GAINS
& OTHER
DISTRIBUTIONS.....   $   .09  $    --  $    --  $    --  $    --  $   .47  $   .63  $   .26  $    --
FUND TOTAL
RETURN (%)........     10.67   -16.67    -6.93     -9.04    59.47   -7.46    13.17    32.11   -40.84
INDEX TOTAL
RETURN (%)........     31.63    -3.11    30.40      7.61    10.06    1.32    37.58    22.96    33.38

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the average annual and cumulative total returns for the life of Fund period would have been lower.

                             4 - Scudder Gold Fund

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Equity Holdings                    81%
Cash Equivalents, net              18%
Precious Metals                     1%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Over the Fund's most recent semiannual
period we increased the FUnd's cash
position and sold gold bullion into
rallies.
--------------------------------------------------------------------------
QUALITY DISTRIBUTION
--------------------------------------------------------------------------
Tier breakdown of the Fund's common stocks

Tier I
Premier gold producing companies    52%
Tier II
Major established gold producers    11%
Tier III
Junior gold producers with
medium cost production               8%
Tier IV
Companies with some gold
production on stream or in startup   6%
Tier V
Primarily exploration companies
with or without mineral reserves    23%
--------------------------------------
                                   100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We also moved substantially into
Tier I companies to increase the
Fund's liquidity and reduced Tier
IV and V holdings.
--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(42% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   NEWMONT MINING CORP.
     International gold exploration and mining company
2.   FREEPORT MCMORAN COPPER & GOLD, INC.
     U.S. Company mining in Indonesia
3.   BARRICK GOLD CORP.
     Gold exploration and production in North and South America
4.   STILLWATER MINING CO.
     Exploration and development of mines in Montana producing platinum, palladium and associated metals
5.   ASHANTI GOLDFIELDS CO., LTD.
     Leading gold producer in Ghana
6.   PLACER DOME INC.
     International gold, silver and copper mining company
7.   NORMANDY MINING LTD.
     Invests in mining and oil enterprises in Australia and Argentina
8.   ANGLO AMERICAN PLATINUM CORP. LTD.
     Holding company of a platinum mining operation in South Africa
9.   EURO-NEVADA MINING LTD.
     Large North American royalty owner
10.  GOLDEN KNIGHT RESOURCES, INC.
     Junior gold producer, with interest in Ghana

The Fund increased its presence
in Australian gold stocks such as
Normandy Mining, its seventh largest
holding, because Australian stocks
were at attractive levels after being
hit hard during the second half of 1997
by selling related to Australia's
proximity to Asia.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                             5 - Scudder Gold Fund

                         Portfolio Management Discussion

We are pleased to present an interview with Scudder Gold Fund lead portfolio manager Clay Hoes, who has managed the Fund since January of 1997.

Q: The past six months were certainly rocky for gold investors. How did Scudder Gold Fund perform?

Clay Hoes: The Fund's total return was -28.55%, compared with the Lipper Gold Fund Index's return of -29.03% and gold bullion's decline of -13.26%.

Q: Can you sum up the major factors in gold's downturn?

CH: Much of the downturn was attributable to central bank announcements of gold sales. The first such announcement by the Reserve Bank of Australia on July 3, 1997, was the one that initiated the decline. After that, gold's price appeared to be bottoming out, particularly in light of the Asian currency crisis. Momentum began to build into the gold funds, and gold bullion was beginning to stage a rally. Then on Friday, October 24, 1997, an advisory panel for the Swiss National Bank led by officials from the finance ministry and central bank released a statement recommending that the bank sell half of its reserves (1,400 tons, 45 million ounces) for a fund to pay reparations to Holocaust victims and to aid third world countries. At that point the gold market sank like a stone. The following week the Swiss tried to exercise damage control, first saying that 1,400 tons was too much, that they would be selling only 300 tons -- a big difference! Then later in that same week, they came back and said no, 300 tons isn't realistic, 800 tons is. This series of announcements basically battered a market that was ready to come back -- people were beginning to put money into gold as a defensive measure because of the Asian crisis. The Swiss announcements added further negative sentiment and uncertainty to an already exaggerated situation. After each announcement, short sellers came in and pushed the market down further.

Q: How dramatic has the decline in gold's price been over the last two years?

CH: Gold has gone from a high in February of 1996 of $414 to $290 at the close of 1997. (On January 12, 1998, gold closed at $278 at the London Second Fix, the lowest close since 1979).

Q: And gold stocks tracked gold in this case?

CH: For the most part, they followed right along.

Q: Back to gold bullion -- did fabrication demand from jewelry manufacturers have any effect on gold's price?

CH: Fabrication demand probably helped to stem the tide because the demand up through the third quarter of `97 still exceeded mine production. That was good, but fabrication fell off after the Swiss National Bank made its announcement.

Q: Why is that?

CH: Because the fabricators are looking forward at a lower price. They're saying, "We're holding off; we'll run down our inventory and come back into the market at a lower price." Because of the Asian currency crisis, demand fell off in the fourth quarter. A lot of Asians who owned gold were greatly relieved they did because gold decreased less in value than any of the other assets in their portfolios. They had to use some of their gold proceeds to meet debt payments and margin calls.

                             6 - Scudder Gold Fund

Q:  Were there any bright spots in the metals markets?

CH: No, there really weren't. Platinum was hit hard -- I thought that platinum might be a bright spot, but platinum was hurt because a third of mining production goes to jewelry making and most of that goes into Japan. And because of Japan's economic troubles, nobody has been buying. Japan's government enacted a luxury tax in May, which really put a damper on their gold market. Platinum was also hurt by the projected reduction of automobile demand in Asia: i.e., fewer platinum/palladium catalytic converters produced because of a reduction of the number of cars manufactured in Asia as that region's economy slows.

We did purchase some diamond stocks, whose prices reacted the least to market turmoil because the CSO (DeBeers-controlled Central Selling Organization) has been able to regulate the supply of diamonds fairly well, so that when demand contracts so does supply. The volatility in these stocks has been less than that of the gold sector.

Q: What other actions did you take during the period?

CH: We moved substantially into Tier I companies to increase our liquidity and reduced the number of Tier IV and V firms. We also increased our presence in Australia.

Q: Why Australia?

CH: Because Australian stocks were at attractive levels after being hit hard along with Asian stocks in the second half of 1997. A lot of the selling was based on Australia's proximity to Asia, not fundamentals. Some of the Australian gold stocks we invested in were Acacia Resources, Delta Gold (which has already performed well for us), and Normandy Mining.

We'll probably do some continued selective selling in Tier V but we'll look at it again soon as a potential purchasing strategy. We're beginning to reexamine exploration companies that have favorable cash positions and have been neglected. There will be a number of mines that have to close, so "exploration quality" ought to increase -- in the current environment, a Tier V company will only be able to bring in properties that have very low production costs. In addition, we'll probably consider Indonesia now that nobody likes it -- that's the time to start looking at it.

Q: Will you remain diversified in terms of metals?

CH: We plan to, but at present we're not holding any gold bullion. We hold some platinum but that's it in terms of metals. As we indicated in the last report, we sold bullion into the rallies -- all of it -- at a much higher price.

Q: Do you have a prediction for gold's price in the near future?

CH: I believe we're close to a bottom; you'll probably see additional short sales to really push the price down to approximately $250. At $250 you'll have to have mines closing rapidly, and I think that will occur. As I've said, you're already seeing mines being closed -- Tiers I, II, and III.

Q: Including major firms?

CH: Yes. In fact, Barrick was the first to announce, at a much higher gold price, that they were going to close five mines over the next two years. And

                             7 - Scudder Gold Fund

Pegasus had a brand new project that was suspended and will be closed down with a $400 million write-off. It was brand new -- it hadn't produced an ounce of gold. And then there are a number of smaller companies that are beginning to shut down mines. So you're going to see that, and that will be good for the industry.

Q: Then when gold rebounds the shrinkage of supply should push the price up further?

CH: Exactly. But more companies will have to close mines, sooner rather than later.

Q: What effect will the Asian currency crisis have on the gold market?

CH: Korea will probably continue selling for a little bit, which will delay any rebound. But I understand that the Middle East, which typically buys on lows, has been buying. And I suspect there will be other pockets of buying. In addition, the Indian government has continued to liberalize its gold market by reducing tariffs and import duties and allowing the number of dealers to increase. This has collapsed the premium on gold in India, and increased demand by making it cheaper for the country's 900 million potential customers to purchase gold.

Q: What about China?

CH: That's an interesting case. China has been buying, and I suspect that if there's any indication of a devaluation of their currency (to compete with devaluation of other currencies in Asia because they don't want to give up their market share of exports), you'll see a flood of money from Chinese individuals going into bullion so that they protect themselves against devaluation. So that would be a positive too.

Q: Finally, how does the European Monetary Union (EMU) factor into the outlook for gold?

CH: I think you'll see continued central bank selling ahead of EMU as countries prepare to meet the fiscal targets for entry. Also, there will be an announcement this spring by the European Central Bank-to-be indicating what percentage of reserves they'll hold as gold. That's probably the bellwether event. Meanwhile, Scudder Gold Fund will remain diversified, and we'll continue to look for opportunities in advance of a turnaround in the gold and metals markets.

                             8 - Scudder Gold Fund

                          Glossary of Investment Terms

 CENTRAL BANK                     A country's bank that issues currency,
                                  administers monetary policy (including open market operations), holds deposits representing the reserves of other banks, and engages in operations designed to facilitate the conducting of business and the protection of the public interest. In the United States, central banking is a function of the Federal
                                  Reserve system.

 DIVERSIFICATION                  The spreading of risk by putting assets in
                                  several categories of assets -- stocks,
                                  bonds, money market instruments, and precious metals, for example.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods.

 LIQUIDITY                        A stock that is liquid has enough shares
                                  outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price.

 MARKET CAPITALIZATION`           The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization).

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)


                             9 - Scudder Gold Fund

                  Investment Portfolio as of December 31, 1997

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/97 at 6.5%,
  to be repurchased at $1,098,397 on 1/2/98, collateralized by a $843,000 U.S.                                    ------------
  Treasury Bond, 8.75%, 5/15/17 (Cost $1,098,000) ......................................       1,098,000             1,098,000
                                                                                                                  ------------
Short-Term Investments 21.6%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Discount Note, 1/2/98 .................................      25,000,000            24,996,701
United States Treasury Bill, 1/22/98 ...................................................         860,000               857,575
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Bonds (Cost $25,854,198)                                                                           25,854,276
------------------------------------------------------------------------------------------------------------------------------

Convertible Bonds 1.5%
------------------------------------------------------------------------------------------------------------------------------
Chile 0.9%
Dayton Mining Corp., 7%, 2/28/02 .......................................................       1,500,000             1,065,000
                                                                                                                  ------------
Canada 0.6%
Kinross Gold, 5.5%, 12/05/06 ...........................................................  CAD  1,500,000               776,740
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,601,119)                                                                            1,841,740
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 79.4%
------------------------------------------------------------------------------------------------------------------------------
Australia 6.2%
Acacia Resources, Ltd.* (Australian based Gold and mineral exploration and
  production company) ..................................................................       1,000,000               912,450
Delta Gold NL (Australian-based gold exploration and production company
  primarily in Australia with important platinum property in Zimbabwe) .................       2,000,000             2,106,456
Newcrest Mining, Ltd. (Australian-based gold production and global exploration
  company) .............................................................................         200,000               217,684
Normandy Mining "New" (Largest Australian gold production and global exploration
  company) .............................................................................       3,565,217             3,462,208
Resolute Ltd. (Australian-based exploration and production of gold and other
  minerals) ............................................................................         300,000               218,988
Ross Mining NL (Australian-based exploration and production company in Soloman
  Islands) .............................................................................       1,119,400               561,768
                                                                                                                  ------------
                                                                                                                     7,479,554
                                                                                                                  ------------
Bolivia 0.6%
Corriente Resources, Inc.* (Exploration and development company) .......................         303,000               362,570
Jordex Resources, Inc.* (Operator of two mines producing zinc, lead and silver) ........         637,200               401,302
                                                                                                                  ------------
                                                                                                                       763,872
                                                                                                                  ------------
Brazil 0.1%
Black Swan Gold Mines Ltd.* (Gold development projects) ................................         300,000                71,376
Ourominas Minerals Inc.* (Exploration company) .........................................         500,000                76,974
Ourominas Minerals Inc., Purchase Warrants* (expire 2/14/99) (c) .......................         250,000                 1,749
                                                                                                                  ------------
                                                                                                                       150,099
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                             10 - Scudder Gold Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Canada 7.0%
Agnico-Eagle Mines, Ltd. (Silver and gold mining) ......................................          30,000               160,596
Cross Lake Minerals* (Mineral exploration and development) .............................         200,000               272,909
Euro-Nevada Mining, Ltd. (Large gold royalty company) ..................................         200,000             2,708,091
Emgold Mining Corp., Purchase Warrants* (expire 11/14/98) (c) ..........................         100,000                 6,298
Kinross Gold Corp.* (Gold mining company, with interest in Zimbabwe) ...................         200,000               678,773
Golden Knight Resources, Inc.* (Junior gold producer, with interest in Ghana)
  (e) ..................................................................................         989,000             2,339,190
Redfern Resources Ltd.* (Exploration company in British Columbia) ......................         250,000               209,930
Repadre Capital Corp.* (Junior gold royalty company) ...................................         502,700             2,022,690
                                                                                                                  ------------
                                                                                                                     8,398,477
                                                                                                                  ------------
Chile 0.4%
Dayton Mining Corp.* (Junior company developing Chilean gold deposits) .................         225,500               426,052
                                                                                                                  ------------
China 0.1%
Zen International Resources Ltd.* (Exploration company) ................................         220,000               132,396
                                                                                                                  ------------
Ecuador 0.1%
Ecuadorian Minerals Corp.* (Exploration company) .......................................         723,800               151,947
                                                                                                                  ------------
French Guiana 0.2%
Guyanor Resources S.A. "B"* (Company holding interests in mineral properties) ..........         140,000               137,154
International Roraima Gold Corp.* (Gold and mineral exploration and mining in
  South America and Africa) ............................................................         825,000                92,369
International Roraima Gold Corp., Purchased Warrants* (expire 4/30/98) (c) .............         412,500                 2,887
                                                                                                                  ------------
                                                                                                                       232,410
                                                                                                                  ------------
Ghana 6.3%
Ashanti Goldfields Co., Ltd. (GDR) (Leading gold producer) .............................         500,000             3,750,000
Ashanti Goldfields Co., Ltd.* (Preference shares) (c) ..................................         154,701               337,248
Pioneer Group Inc. (Fund management company owning major gold producer) ................          70,000             1,968,750
Ranger Minerals NL* (Gold producer and exploration company) ............................         700,000             1,505,542
                                                                                                                  ------------
                                                                                                                     7,561,540
                                                                                                                  ------------
Indonesia 7.7%
Augusta Gold Corp., Inc.* (Gold exploration company) ...................................         200,000                29,390
Freeport McMoRan Copper & Gold, Inc. "A" (Mining company) ..............................         600,000             9,187,500
                                                                                                                  ------------
                                                                                                                     9,216,890
                                                                                                                  ------------
Kazakhstan 0.2%
Kazakhstan Minerals Corp.* (Joint venture) .............................................         100,000                50,000
Steppe Gold Resources Ltd.* (Exploration company) ......................................         700,000               176,341
                                                                                                                  ------------
                                                                                                                       226,341
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                             11 - Scudder Gold Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Mexico 0.1%
Northern Crown Mines* (Junior gold and silver exploration company) .....................         150,000                36,738
Northern Crown Mines, Purchase Warrants* (expire 1/16/98) (c) ..........................          50,000                 2,449
                                                                                                                  ------------
                                                                                                                        39,187
                                                                                                                  ------------
Namibia 0.7%
Namibian Minerals Corp.* (Diamond exploration and development company, offshore
  Namibia) .............................................................................         300,000               892,201
                                                                                                                  ------------
Niger 1.4%
Etruscan Enterprise Company* (Junior exploration company) ..............................         600,000             1,675,239
                                                                                                                  ------------
Peru 1.2%
Gitennes Exploration Inc., Special Warrants* (expire 10/2/98) (c) ......................         146,000               275,848
Minas Buenaventura (ADR) (Mining company in South America) .............................          40,000               640,000
Southwestern Gold Corp.* (Multiple gold and gold/copper exploration properties) ........         175,000               581,680
                                                                                                                  ------------
                                                                                                                     1,497,528
                                                                                                                  ------------
Philippines 0.2%
Climax Mining Ltd.* (Gold exploration company in Australia and the Philippine
  Islands) .............................................................................       1,000,000               283,511
                                                                                                                  ------------
Sarawak 0.3%
Menzies Gold NL* (Junior exploration company) ..........................................       2,500,000               293,287
                                                                                                                  ------------
South Africa 2.6%
Anglo American Platinum Corp. Ltd. (Largest South African platinum producer) ...........         234,905             3,137,537
                                                                                                                  ------------
Spain 1.8%
Rio Narcea* (Junior exploration company in Northern Spain) .............................         700,000             2,081,803
                                                                                                                  ------------
Tanzania 0.4%
Pangea Goldfields Inc.* (Junior exploration company) ...................................         400,000               475,841
                                                                                                                  ------------
United States 7.8%
Crown Resources Corp.* (Gold, silver, and mineral exploration company) .................         274,000             1,147,375
Getchell Gold Corp.* (Expanding gold mining project in Nevada) .........................          60,000             1,440,000
Lazare Kaplan International* (Diamond cutter and wholesaler) ...........................          30,000               405,000
Piedmont Mining Co.* (Gold and mining development company in the Carolinas) (e) ........         914,000               114,250
Piedmont Mining Co.* (c) (d) (e) .......................................................         700,000                70,000
Romarco Minerals, Inc.* (Junior exploration company with mineral resource
  properties in Nevada) ................................................................         100,000               213,429
Stillwater Mining Co.* (Exploration and development of mines in Montana
  producing platinum, palladium and associated metals) .................................         300,000             5,025,000
X-Cal Resources* (Junior exploration company in Nevada) (c) (d) ........................         714,286               371,876
X-Cal Resources* .......................................................................       1,000,000               559,812
                                                                                                                  ------------
                                                                                                                     9,346,742
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                             12 - Scudder Gold Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Venezuela 0.7%
Crystallex International Corp.* (Junior company developing gold property) ..............         100,000               377,873
El Callao Mining Corp.* (Gold exploration and development company) .....................       1,124,000               283,153
Tombstone Exploration Co., Ltd.* (Junior exploration company in Venezuela and
  Honduras) (e) ........................................................................         840,000               223,365
                                                                                                                  ------------
                                                                                                                       884,391
                                                                                                                  ------------
West Africa 2.6%
Birim Goldfields* (Junior exploration company in Ghana) ................................         150,000                45,135
Birim Goldfields, Purchase Warrants* (expire 5/5/98) (c) ...............................          75,000                   525
High River Gold Mines Ltd.* (Gold exploration and development) .........................         200,000               132,955
Leo Shields Exploration NL* (Gold exploration) .........................................       1,488,794                97,032
Nevsun Resources Ltd.* (Holder of interests in gold prospects, junior
  exploration company in Ghana and Mali) ...............................................         345,000               878,766
Oliver Gold Corp.* (Exploration and development company with interests in gold
  and gold-copper prospects in British Columbia) .......................................         100,000                24,492
Pan African Resources Corp.* (Gold exploration) ........................................         800,040                44,787
Panorama Resources NL* (Junior exploration company in Congo and Kenya) .................       1,250,000                85,542
Randgold Resources Ltd.* (Gold mining and exploration) .................................          65,000               325,000
Samax Gold Inc.* (Gold exploration in Ghana and Tanzania) ..............................         499,000             1,484,028
                                                                                                                  ------------
                                                                                                                     3,118,262
                                                                                                                  ------------
International 30.7%
Aber Resources* (Diamond exploration and development in the Northwest
  Territories of Canada) ...............................................................          40,000               422,658
Barrick Gold Corp. (Exploration and production in North and South America) .............         300,000             5,594,626
Battle Mountain Canada (Exploration and production development company in North
  and South America, Australia and Indonesia) ..........................................         296,000             1,708,828
Battle Mountain Gold Co. (Gold, silver and copper mining and processing in
  North and South America, South Pacific, and Australia) ...............................         200,000             1,175,000
Canarc Resources Corp.* (Exploration and development company in Canada, South
  America and Indonesia) ...............................................................         305,600               160,386
DeBeers Consolidated Mines Ltd. (ADR) (Word's leading producer and marketer of
  diamonds) ............................................................................          50,000             1,021,875
Dia Met Minerals Ltd.* (Diamond and gold exploration and development in the
  Northwest Territories of Canada and other parts of the world) ........................          21,200               374,585
Greenstone Resources Ltd.* (Gold exploration and development in Central America) .......         145,000               689,969
Homestake Mining Co. (Major international gold producer) ...............................         170,000             1,508,750
IAMGOLD* (Development and funding of precious metal money in South America and
  West Africa) .........................................................................         252,000               793,534
Indochina Goldfields Ltd.* (Gold and copper exploration and development in
  Southeast Asia) ......................................................................         100,000               203,632
Lihir Gold, Ltd.* (Gold exploration and development on Lihir Island in the New
  Ireland Province of Papua New Guinea) ................................................         800,000               834,240

    The accompanying notes are an integral part of the financial statements.


                             13 - Scudder Gold Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Meridian Gold Inc.* (Exploration and development company) ..............................         398,000             1,114,027
Minefinders Corp., Ltd.* (Precious metals exploration and development) .................          70,000                97,967
Minorca Resources Ltd.* (Owner of varied mineral property claims) ......................         350,000               220,426
Minorca Resources Ltd., Purchase Warrants* (expire 3/13/99) (c) ........................          25,000                   875
Newmont Mining Corp. (International gold exploration and mining company) ...............         450,000            13,218,763
Orvana Minerals Corp.* (Junior international exploration and development
  company) .............................................................................         300,000               409,363
Placer Dome Inc. (International gold, silver and copper mining) ........................         300,000             3,778,734
Queenstake Resources Ltd.* (Junior international exploration company) ..................         200,000               123,159
Sutton Resources, Ltd.* (Mineral exploration and development company in
  Tanzania and Guyana) .................................................................         250,000             1,688,184
Trans Hex International Ltd.* (Explores, develops and mines diamonds and
  precious metals in Canada and emerging markets) ......................................         350,000               104,090
Solitario Resources Corp.* (Precious and base metals exploration company
  primarily in Argentina and Peru) (e) .................................................         700,000             1,533,186
                                                                                                                  ------------
                                                                                                                    36,776,857
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $110,245,573)                                                                             95,241,964
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 % of
                                                                                              Net Assets
                                                                                            --------------

Total Investment Portfolio (Cost $139,798,890) (a) .....................................        103.4              124,035,980
Scudder Precious Metals, Inc.:
  Platinum* (Cost $725,483)(b) .........................................................          0.6                  705,991
Other Assets and Liabilities, Net ......................................................         (4.0)              (4,761,056)
                                                                                               ------             ------------
Net Assets .............................................................................        100.0              119,980,915
                                                                                               ======             ============

    * Non-income producing security or commodity.

  (a) The cost for federal income tax purposes was $147,398,158. At December 31, 1997, net unrealized depreciation for all investment securities based on tax cost was $23,362,178. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $8,505,131 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $31,867,309.

  (b) The cost of Platinum for federal income tax purposes was $725,483. At December 31, 1997, gross and net unrealized depreciation based on tax cost was $19,492.

  (c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,069,755 (0.9% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $1,505,141. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                             14 - Scudder Gold Fund

--------------------------------------------------------------------------------

  (d) Restricted Securities -- securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at December 31, 1997 is as follows:

      Security                   Shares       Acquisition Date       Cost ($)
      --------               --------------   ----------------    --------------
      Piedmont Mining Co.        700,000          12/20/96            280,000
      X-Cal Resources            714,286           6/18/97            360,529

  (e) Affiliated issuers (See Notes to Financial Statements).

      Currency Abbreviations
      -------------------------------------
      CAD       Canadian Dollars

    The accompanying notes are an integral part of the financial statements.


                             15 - Scudder Gold Fund

                              Financial Statements

                Consolidated Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market:
                    Unaffiliated issuers (identified cost $133,903,549) ..............      $ 119,755,989
                    Affiliated issuers (identified cost $5,895,341) ..................          4,279,991
                                                                                            ----------------
                 Total investments, at market (identified cost $139,798,890) ........        124,035,980
                 Platinum, at market 1,950 oz. (identified cost $725,483) ............            705,991
                 Cash ................................................................              1,351
                 Receivable for Fund shares sold .....................................            787,079
                 Dividends and interest receivable ...................................             81,557
                 Other assets ........................................................              5,273
                                                                                            ----------------
                 Total assets ........................................................        125,617,231
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares sold ........................................          5,366,332
                 Accrued management fee ..............................................            107,671
                 Other payables and accrued expenses .................................            162,313
                                                                                            ----------------
                 Total liabilities ...................................................          5,636,316
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 119,980,915
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income.........        (16,102,490)
                 Net unrealized appreciation (depreciation) on:
                    Investment securities ............................................        (15,762,910)
                    Platinum .........................................................            (19,492)
                    Foreign currency related transactions ............................               (991)
                 Accumulated net realized gain (loss) ................................        (53,374,519)
                 Paid-in capital .....................................................        205,241,317
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 119,980,915
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($119,980,915 / 16,299,973 shares of capital stock
                    outstanding, $.01 par value, 100,000,000 shares of capital              ----------------
                    stock authorized) ................................................              $7.36
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                             16 - Scudder Gold Fund

                      Consolidated Statement of Operations
                       six months ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $27,537) ................      $     480,510
                 Interest (net of foreign taxes withheld of $1,829) ..................            972,663
                                                                                            -----------------
                                                                                                1,453,173
                 Expenses:
                 Management fee ......................................................            780,133
                 Services to shareholders ............................................            323,288
                 Custodian and accounting fees .......................................             93,104
                 Directors' fees and expenses ........................................             11,960
                 Auditing ............................................................             36,432
                 Reports to shareholders .............................................             49,680
                 Registration fees ...................................................             34,337
                 Legal ...............................................................              7,728
                 Other ...............................................................             15,683
                                                                                            -----------------
                                                                                                1,352,345
                ---------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                     100,828
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments - Unaffiliated issuers ..................................        (42,779,697)
                 Investments - Affiliated issuers ....................................         (3,517,560)
                 Gold ................................................................         (1,252,102)
                 Futures .............................................................           (339,950)
                 Foreign currency related transactions ...............................            (51,316)
                                                                                            -----------------
                                                                                              (47,940,625)
                                                                                            -----------------
                 Net unrealized appreciation (depreciation) during the
                   period on:
                 Investment securities ...............................................         (4,111,441)
                 Gold ................................................................            801,154
                 Platinum ............................................................           (132,616)
                 Foreign currency related transactions ...............................              8,354
                                                                                            -----------------
                                                                                               (3,434,549)
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (51,375,174)
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ (51,274,346)
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                             17 - Scudder Gold Fund

                Consolidated Statements of Changes in Net Assets

                                                                                        Six Months
                                                                                           Ended          Year Ended
                                                                                        December 31,     June 30, 1997
Increase (Decrease) in Net Assets                                                          1997
-----------------------------------------------------------------------------------------------------------------------
                 Net investment income (loss) ....................................     $    100,828      $ (1,213,425)
                 Net realized gain (loss) from investment transactions ...........      (47,940,625)        8,272,276
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ....................       (3,434,549)      (46,971,575)
                                                                                      ----------------  ---------------
                 Net increase (decrease) in net assets resulting from
                    operations ...................................................      (51,274,346)      (39,912,724)
                                                                                      ----------------  ---------------
                 Distributions to shareholders:
                 In excess of net investment income ..............................       (2,264,120)      (32,213,271)
                                                                                      ----------------  ---------------
                 From net realized gains from investment transactions ............               --        (3,509,513)
                                                                                      ----------------  ---------------
                 Fund share transactions:
                 Proceeds from shares sold .......................................      337,074,601       449,808,600
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ................................        2,054,132        32,732,697

                 Cost of shares redeemed .........................................     (329,542,163)     (415,853,422)
                                                                                      ----------------  ---------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .................................................        9,586,570        66,687,875
                                                                                      ----------------  ---------------
                 Increase (decrease) in net assets ...............................      (43,951,896)       (8,947,633)
                 Net assets at beginning of period ...............................      163,932,811       172,880,444
                 Net assets at end of period (including accumulated
                    distributions in excess of net investment income of               ----------------  ---------------
                    $16,102,490 and $13,939,198, respectively) ...................     $119,980,915      $163,932,811
Other Information                                                                     ----------------  ---------------
-----------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .......................       15,622,172        11,273,441
                                                                                      ----------------  ---------------
                 Shares sold .....................................................       37,260,727        34,365,516
                 Shares issued to shareholders in reinvestment of
                    distributions ................................................          282,938         2,401,703
                 Shares redeemed .................................................      (36,865,864)      (32,418,488)
                                                                                      ----------------  ---------------
                 Net increase in Fund shares .....................................          677,801         4,348,731
                                                                                      ----------------  ---------------
                 Shares outstanding at end of period .............................       16,299,973        15,622,172
                                                                                      ----------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                             18 - Scudder Gold Fund

                        Consolidated Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                           Six Months
                              Ended                          Years Ended June 30,
                           December 31,
                              1997(a)        1997(a)     1996(a)      1995(a)      1994(a)
----------------------------------------------------------------------------------------------
Net asset value, beginning  ------------------------------------------------------------------
   of period ..............  $ 10.49      $ 15.34      $ 12.86      $ 12.64      $ 12.13
Income from investment      ------------------------------------------------------------------
   operations:
Net investment income
   (loss) .................      .01         (.08)        (.09)        (.08)        (.10)
Net realized and unrealized
   gain (loss) on
   investment
   transactions ...........    (3.00)       (2.12)        4.28         1.02          .85
Total from investment       ------------------------------------------------------------------
   operations .............    (2.99)       (2.20)        4.19          .94          .75
                            ------------------------------------------------------------------
Less distributions:
From net investment income        --           --           --           --           --
In excess of net
   investment income ......     (.14)       (2.39)       (1.08)        (.25)        (.24)
From net realized gains on
   investment
   transactions ...........       --         (.26)        (.63)        (.47)          --
From paid-in capital ......       --           --           --           --           --
                            ------------------------------------------------------------------
Total distributions .......     (.14)       (2.65)       (1.71)        (.72)        (.24)
                            ------------------------------------------------------------------
Net asset value, end of     ------------------------------------------------------------------
   period .................  $  7.36      $ 10.49      $ 15.34      $ 12.86      $ 12.64
----------------------------------------------------------------------------------------------
Total Return (%) ..........   (28.55)**    (17.72)       36.91         7.50         6.35
Ratios and Supplemental
   Data
Net assets, end of period
   ($ millions) ...........      120          164          173          126          130
Ratio of operating
   expenses to average
   daily net
   assets (%) .............     1.73*        1.60         1.50         1.65         1.69
Ratio of operating
   expenses before
   expense reductions,
   to average daily
   net assets (%) .........     1.73*        1.60         1.50         1.65         1.69
Ratio of net investment
   income (loss) to
   average daily net
   assets (%) .............      .13*        (.62)        (.61)        (.69)        (.81)
Portfolio turnover
   rate (%) ...............     96.0*        38.9         29.7         42.0         50.8
Average commission rate
   paid (b) ...............  $ .0163      $ .0213      $ .0309      $    --      $    --

                              1993(a)      1992(a)       1991          1990        1989(d)
------------------------------------------------------------------------------------------------
Net asset value, beginning   -------------------------------------------------------------------
   of period ..............   $  9.19      $  9.87      $ 10.21      $ 10.58      $  12.00
Income from investment       -------------------------------------------------------------------
   operations:
Net investment income
   (loss) .................      (.08)        (.12)        (.04)         .07          (.06)
Net realized and unrealized
   gain (loss) on
   investment
   transactions ...........      3.02         (.56)        (.30)        (.34)        (1.36)
Total from investment        -------------------------------------------------------------------
   operations .............      2.94         (.68)        (.34)        (.27)        (1.42)
Less distributions:          -------------------------------------------------------------------
From net investment income         --           --           --         (.01)           --
In excess of net
   investment income ......        --           --           --           --            --
From net realized gains on
   investment
   transactions ...........        --           --           --         (.03)           --
From paid-in capital ......        --           --           --         (.06)           --
                             -------------------------------------------------------------------
Total distributions .......        --           --           --         (.10)           --
                             -------------------------------------------------------------------
Net asset value, end of      -------------------------------------------------------------------
   period .................   $ 12.13      $  9.19      $  9.87      $ 10.21      $  10.58
------------------------------------------------------------------------------------------------
Total Return (%) ..........     31.99        (6.89)(c)    (3.33)(c)    (2.71)(c)    (11.83)(c)**
Ratios and Supplemental
   Data
Net assets, end of period
   ($ millions) ...........        90           31           33           17             9
Ratio of operating
   expenses to average
   daily net
   assets (%) .............      2.17         2.54         2.54         2.60          3.00*
Ratio of operating
   expenses before
   expense reductions,
   to average daily
   net assets (%) .........      2.17         2.57         2.82         3.74          6.59*
Ratio of net investment
   income (loss) to
   average daily net
   assets (%) .............      (.81)       (1.34)        (.59)         .34         (1.06)*
Portfolio turnover
   rate (%) ...............      59.2         57.5         71.4         80.6          34.5*
Average commission rate
   paid (b) ...............   $    --      $    --      $    --      $    --      $     --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after June 30, 1996.
(c) Total return would have been lower had certain expenses not been reduced.
(d) For the Period September 2, 1988 (commencement of operations) to June 30, 1989.
*   Annualized      ** Not annualized

    The accompanying notes are an integral part of the financial statements.


                             19 - Scudder Gold Fund

                   Notes to Consolidated Financial Statements

                       A. Significant Accounting Policies

Scudder Gold Fund (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation"). The Corporation is a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly-owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Restricted Securities. The Fund may not purchase restricted securities (for these purposes, restricted security means a security which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration, or which is subject to other legal or contractual delays in or restrictions on resale), if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities. The aggregate fair value of restricted securities at December 31, 1997 amounted to $441,876 which represents 0.37% of net assets.

Precious Metals Valuation. Gold bullion will be valued on quotations obtained from U.S. dealers and on the London afternoon gold price. Precious metals other than gold will be valued on current prices provided by market makers.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.


                             20 - Scudder Gold Fund

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased gold bullion futures as a temporary substitute for purchasing gold bullion.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to


                             21 - Scudder Gold Fund
hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1996 through June 30, 1997, the Fund incurred approximately $3,385,000 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 1998.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in passive foreign investment companies. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment security and precious metals transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                             B. Purchases and Sales

For the six months ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $71,686,893 and $54,490,427, respectively. During the six months ended December 31, 1997, purchases and sales of gold aggregated $11,473,455 and $21,319,187, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended December 31, 1997 was $9,759,850.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by


                             22 - Scudder Gold Fund
the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1% of the Fund's average net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended December 31, 1997, the fee pursuant to these agreements aggregated $780,133.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent. For the six months ended December 31, 1997, the amount charged to the Fund by SSC aggregated $251,832, of which $36,356 is unpaid at December 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by STC aggregated $9,387, of which $1,521 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $36,348, of which $4,335 is unpaid at December 31, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1997, Directors' fees and expenses aggregated $11,960.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                             23 - Scudder Gold Fund

               E. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the period ended December 31, 1997 is as follows:

                                         Purchases             Sales             Dividend            Market
              Affiliate                   Cost ($)             Cost ($)          Income ($)         Value ($)
      ------------------------------------------------------------------------------------------------------------
      Golden Knight Resources Inc.        1,336,406           1,321,671                  --          2,339,190
      Piedmont Mining Co.                        --              13,750                  --            184,250
      Solitario Resources Corp.                  --                  --                  --          1,533,186
      Tombstone Exploration                      --             125,038                  --            223,365
                                     -----------------------------------------------------------------------------

                                          1,336,406           1,460,459                  --          4,279,991
                                     =============================================================================


                             24 - Scudder Gold Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder Mutual Funds, Inc. and the Shareholders of Scudder Gold Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Scudder Gold Fund, including the investment portfolio, as of December 31, 1997, and the related consolidated statement of operations for the six-month period then ended, the consolidated statements of changes in net assets for the six-month period then ended and for the year ended June 30, 1997, and the consolidated financial highlights for the six-month period ended December 31, 1997, for each of the eight years in the period ended June 30, 1997, and for the period September 2, 1988 (commencement of operations) to June 30, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and precious metals owned as of December 31, 1997, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Scudder Gold Fund as of December 31, 1997, the consolidated results of its operations for the six-month period then ended, the consolidated changes in its net assets for the six-month period then ended and for the year ended June 30, 1997, and the consolidated financial highlights for the six-month period ended December 31, 1997, for each of the eight years in the period ended June 30, 1997, and for the period September 2, 1988 (commencement of operations) to June 30, 1989 in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 13, 1998


                             25 - Scudder Gold Fund

                           Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of Scudder Gold Fund (the "Fund") was held on October 27, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Directors.

                                                  Number of Votes:
                                                  ----------------

                   Director                For                      Withheld
                   --------                ---                      --------

      Paul Bancroft III                 8,101,881                   728,802

      Sheryle J. Bolton                 8,094,164                   736,519

      William T. Burgin                 8,106,234                   724,449

      Thomas J. Devine                  8,116,606                   714,077

      Keith R. Fox                      8,137,861                   692,822

      William H. Luers                  8,110,553                   720,130

      Daniel Pierce                     8,121,466                   709,217

      Kathryn L. Quirk                  8,108,031                   722,652


2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For           Against          Abstain        Broker Non-Votes*
         ---           -------          -------        -----------------

      7,840,670        623,484          366,529             743,440


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

          For           Against        Abstain          Broker Non-Votes*
          ---           -------        -------          -----------------

       8,758,674       1,363,348       574,539                  0

                             26 - Scudder Gold Fund

4. To approve the revision of certain fundamental investment policies.


                                                                                Number of Votes:
                                                                                ----------------
                                                                                                                Broker
                     Fundamental Policies                    For            Against           Abstain         Non-Votes*
                     --------------------                    ---            -------           -------         ----------

                4.1  Diversification                      6,738,131         941,179           407,933          743,440

                4.2  Borrowing                            6,647,528        1,025,452          414,263          743,440

                4.3  Senior securities                    6,729,519         940,818           416,906          743,440

                4.4  Purchase of physical                 6,709,669         961,017           416,557          743,440
                     commodities

                4.5  Concentration                        6,711,230         961,710           414,303          743,440

                4.6  Underwriting of securities           6,722,065         840,911           524,267          743,440

                4.7  Investment in real estate            6,717,290         854,319           515,634          743,440

                4.8  Lending                              6,716,831         859,849           510,563          743,440

5. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

            For                      Against                    Abstain
            ---                      -------                    -------

         8,136,570                   294,563                    399,550

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                             27 - Scudder Gold Fund

                             Officers and Directors

Daniel Pierce*
President and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Director; General Partner, Bessemer
Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital
Management Corporation

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert G. Stone, Jr.
Honorary Director; Chairman of
the Board and Director, Kirby
Corporation

Jerard K. Hartman*
Vice President

Clay Hoes*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Edward J. O'Connell*
Vice President and Assistant
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

                             28 - Scudder Gold Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                             29 - Scudder Gold Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                             30 - Scudder Gold Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                             31 - Scudder Gold Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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